UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):       April 18, 2007
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	333-28751 (Commission File Number)	39-1580331 (IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On April 18, 2007, Neenah Foundry Company announced the results of its previously announced offer to exchange (the “Exchange Offer”) up to $225,000,000 in principal amount of its registered 9 1/2% Senior Secured Notes due 2017, CUSIP No. 640071AR7 (the “Exchange Notes”) for the same principal amount of its previously outstanding 9 1/2% Senior Secured Notes due 2017, CUSIP No. 640071AP1 (the “Original Notes”). The Exchange Offer expired at 5:00 p.m., New York City time on Tuesday, April 17, 2007.
     A total of $225,000,000 aggregate principal amount, or 100%, of the Original Notes were validly tendered and not withdrawn, and were accepted for exchange. The Exchange Notes have substantially identical terms as the Original Notes, except that the Exchange Notes have been registered under the Securities Act of 1933.
     This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any security.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH FOUNDRY COMPANY
Date: April 18, 2007	/s/ Gary W. LaChey
	Name:	Gary W. LaChey
	Title:	Corporate Vice President — Finance and Chief Financial Officer